UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 27, 2006

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California (Address of principal executive offices)	94065 (Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.
On Wednesday, September 27, 2006, at 9:09 a.m., Ken Denman, President and Chief Executive Officer of iPass Inc., sent an email to Michael McConnell, Gene Krieger and Stanley Gold of Shamrock Activist Value Fund (“Shamrock”). The purpose of the email was to respond to Shamrock’s request for iPass Board representation by Shamrock and/or shareholder representatives. Mr. Denman’s email stated that if they “have ideas on candidates who can add to the ‘skills and capabilities on our Board’ and help ‘drive iPass through its next stages of development and value creation,’ we would welcome your ideas and invite you to send them to our Corporate Governance and Nominating Committee using the process that we described in our proxy statement . . ..” A copy of the text drafted by Mr. Denman and sent by email to Messrs. McConnell, Krieger and Gold on September 27, 2006, together with the text from the iPass proxy statement attached to that email, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Late in the afternoon on that same day, September 27, 2006, at 4:42 p.m., Bruce Posey, as Secretary of iPass, received a letter from Michael McConnell of Shamrock demanding to inspect a broad range of records at iPass. The letter alleges that “[t]he purpose of this demand to inspect the Company’s Books and Records is to investigate possible mismanagement, misrepresentation by management of cost savings associated with the merger with GoRemote, misrepresentation by management of an integration plan with respect to the merger with GoRemote, waste of corporate assets, and lack of due care and appropriate due diligence by the Company’s Directors and senior management when evaluating the proposed merger with GoRemote.” Shamrock’s letter of September 27, 2006 is filed as Exhibit 16 to Shamrock’s Schedule 13D/A filed with the Securities and Exchange Commission on September 28, 2006.
On October 4, 2006, iPass Inc. sent a letter to Michael McConnell of Shamrock responding to Mr. McConnell’s September 27, 2006 letter, declining to provide the records requested, asserting, among other things, that Shamrock’s records request demand had not been presented for a proper purpose. A copy of iPass’ letter, dated October 4, 2006, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Text drafted by Mr. Denman and sent by email to Messrs. McConnell, Krieger and Gold on September 27, 2006, together with the text from the iPass proxy statement attached to that email.

99.2	Letter from iPass Inc. to Michael J. McConnell at the Shamrock Activist Value Fund, dated October 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.
By:	/s/ Bruce K. Posey
	Name:	Bruce K. Posey
	Title:	Vice President, General Counsel and Secretary

Dated: October 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text drafted by Mr. Denman and sent by email to Messrs. McConnell, Krieger and Gold on September 27, 2006, together with the text from the iPass proxy statement attached to that email.

99.2	Letter from iPass Inc. to Michael J. McConnell at the Shamrock Activist Value Fund, dated October 4, 2006.